UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

TPG Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2014, TPG Specialty Lending, Inc. (the “Company”) held its annual meeting of stockholders. Stockholders considered two proposals as described in the Company’s proxy statement filed on April 17, 2014. The final results of the voting on each matter submitted to stockholders at the annual meeting are set forth below.

Proposal 1 – Election of Class III Directors. The stockholders elected the nominees for Class III director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes

Joshua Easterly	34,509,335	3,571,124	1,295,176

Michael Fishman	34,509,335	3,571,124	1,295,176

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

39,372,456	1,206	1,973	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG SPECIALTY LENDING, INC.
(Registrant)

Date: May 27, 2014	By:	/s/ Alan Kirshenbaum
Alan Kirshenbaum
Chief Financial Officer